May 31, 2018

SUMMARY PROSPECTUS

SDIT Ultra Short Duration Bond Fund (SECYX)

Class Y

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated May 31, 2018, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.34%

seic.com

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ultra Short Duration Bond Fund — Class Y Shares	$35	$109	$191	$431

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Duration Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may enter into dollar roll transactions with selected banks and broker-dealers and invest in to-be-announced mortgage-backed securities, futures contracts and forward contracts. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There may also be times when the Fund utilizes futures contracts to take an active position on interest rates to either increase or reduce the interest rate sensitivity of the Fund.

Using a top-down strategy and bottom-up security selection, the sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) seek attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Advisers also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Sub-Advisers will strive to maintain a portfolio duration for the Fund of 18 months or less under normal market conditions.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

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Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Dollar Rolls Risk — The Fund's investments in dollar rolls may subject the Fund to leverage risk and liquidity risk, both of which are described below.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives or investments in repurchase agreements may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults,

SEI / SUMMARY PROSPECTUS

delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund's recovery of collateral.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 4.94% (06/30/09)
Worst Quarter: -7.40% (12/31/08)
The Fund's Class Y total return (pre-tax) from January 1, 2018 to March 31, 2018 was 0.13%.
The Fund's Class Y shares commenced operations on August 31, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F shares is shown. The Fund's Class F shares are offered in a separate prospectus. Because Class Y shares are invested in the same portfolio of securities, returns for Class Y shares would have been substantially similar to those of Class F shares, shown here, and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ultra Short Duration Bond Fund*	1 Year	5 Years	10 Years	Since Inception (9/28/1993)†
Fund Return Before Taxes	1.85%	1.01%	1.26%	3.09%
Fund Return After Taxes on Distributions	1.18%	0.55%	0.66%	1.79%
Fund Return After Taxes on Distributions and Sale of Fund Shares	1.04%	0.56%	0.73%	1.87%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index Return (reflects no deduction for fees, expenses or taxes)	0.68%	0.42%	0.89%	3.04%

* The Fund's Class Y shares commenced operations on August 31, 2015. For periods prior to August 31, 2015, the performance of the Fund's Class F shares has been used. Returns for Class Y shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

† Index returns are shown from September 30, 1993.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 2014	Portfolio Manager
Erin K. Garrett	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Logan Circle Partners, L.P.	Scott Pavlak, CFA Peter Mahoney	Since 2012 Since 2012	Senior Portfolio Manager Senior Portfolio Manager
Wellington Management Company LLP	Timothy E. Smith	Since 1999	Senior Managing Director and Fixed Income Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class Y shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.